Herc Holdings Inc. Q3 and Nine Months ended September 30, 2016 November 8, 2016

Agenda 2 Welcome and Introductions Elizabeth Higashi Vice President, Investor Relations Strategic Update and Industry Outlook Larry Silber President and Chief Executive Officer Q3 and Nine Months Financial Review Barbara Brasier Senior Vice President and Chief Financial Officer Q&A Larry Silber Barbara Brasier Bruce Dressel Senior Vice President and Chief Operating Officer NYSE: HRI

Safe Harbor Statements Basis of Presentation The financial information included in this presentation is based upon the condensed consolidated and combined financial statements of the Company which are presented on a basis of accounting that reflects a change in reporting entity and have been adjusted for the effects of the spin-off from The Hertz Corporation. These financial statements and financial information represent only those operations, assets, liabilities and equity that form Herc Holdings on a stand-alone basis. Since the spin-off occurred on June 30, 2016, the financial statements represent the carve-out financial results for the Company for the first six months of 2016, including spin-off impacts through June 30, 2016, and actual results for the three months ended September 30, 2016. All prior period amounts represent carve-out financial results. Forward-Looking Statements This presentation contains statements that are not statements of historical fact, but instead are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We caution readers not to place undue reliance on these statements, which speak only as of the date hereof. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from those suggested by our forward-looking statements, including those set forth in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2016 (the “Second Quarter Form 10-Q”) in Part II under Item 1A “Risk Factors”, including:  Risks related to the spin-off and our separation from Hertz Car Rental Holdings Company, Inc. (“New Hertz”), such as: we have limited operating history as a stand-alone public company, and our historical financial information is not necessarily representative of the results that we would have achieved as a separate, publicly traded company for periods prior to July 1, 2016, and may not be a reliable indicator of our future results; we continue to incur significant charges in connection with the spin-off as well as incremental costs as a stand-alone public company; the loss of the Hertz brand and reputation could adversely affect our ability to attract and retain customers; we may experience increased costs resulting from a decrease in purchasing power; the liabilities we have assumed in connection with the spin-off could have a material adverse effect on our business, financial condition and results of operations; we may not achieve some or all of the expected benefits of the spin-off and our assets and resources may not be sufficient for us to operate as a stand-alone company; if there is a determination that any portion of the spin-off transaction is taxable for U.S. federal income tax purposes then we and our stockholders could incur significant tax liabilities, and we could also incur indemnification liability if we are determined to have caused the spin-off to become taxable; our ability to engage in financings, acquisitions and other strategic transactions using equity securities is limited due to the tax treatment of the spin-off; if New Hertz fails to pay its tax liabilities under the tax matters agreement, we could incur significant tax liability; the spin-off may be challenged by creditors as a fraudulent transfer or conveyance; and if the spin-off is not a legal dividend, it could be held invalid by a court and have a material adverse effect on our business, financial condition and results of operations;  Risks related to the restatement of financial statements previously issued by Hertz Global Holdings, Inc. (in its form prior to the spin-off, “Hertz Holdings”) and material weaknesses in our internal control over financial reporting, including that: we continue to expend significant costs and devote management time and attention and other resources to matters related to the restatement; the restatement could expose us to additional risks that could materially adversely affect our financial position, results of operations and cash flows; we have identified material weaknesses in our internal control over financial reporting that may adversely affect our ability to report our financial condition and results of operations in a timely and accurate manner, which may adversely affect investor confidence in us and, as a result, the value of our common stock, and we may identify additional material weaknesses and significant deficiencies as we continue to assess our processes and controls as a stand-alone company in the equipment rental business with lower thresholds of materiality; and the restatement has resulted in government investigations, books and records demands, and private litigation and could result in government enforcement actions and private litigation that could have a material adverse impact on our results of operations, financial condition, liquidity and cash flows; 3NYSE: HRI

Safe Harbor Statements - Continued  Business risks could have a material adverse effect on our business, results of operations, financial condition and/or liquidity, including: • the cyclicality of our business, a slowdown in economic conditions or adverse changes in the economic factors specific to the industries in which we operate, such as recent declines in oil prices further negatively impacting the upstream oil and gas industry and extending to other markets we service; • the dependence of our business on the levels of capital investment and maintenance expenditures by our customers, which in turn are affected by numerous factors, including the state of domestic and global economies, global energy demand, the cyclical nature of their markets, their liquidity and the condition of global credit and capital markets; • intense competition in the industry, including from our own suppliers, that may lead to downward pricing; • any occurrence that disrupts rental activity during our peak periods given the seasonality of the business, especially in the construction industry; • doing business in foreign countries exposes us to additional risks such as those under anticorruption, competition, economic sanctions and anti-boycott regulations; • an impairment of our goodwill or our indefinite lived intangible assets could have a material non-cash adverse impact; • our success as an independent company will depend on our new senior management team, the ability of other new employees to learn their new roles,and our ability to attract key personnel and to retain key members of our senior management team and other key personnel; • some or all of our deferred tax assets could expire if we experience an “ownership change” as defined in the Internal Revenue Code; • we may experience fluctuations in our tax obligations and effective tax rate; • changes in the legal and regulatory environment including with respect to taxes, consumer rights, privacy, data security and employment matters could disrupt our business and increase our expenses; and 4NYSE: HRI

Safe Harbor Statements - Continued • other operational risks such as: any decline in our relations with our key national or industrial account customers or the amount of equipment they rent from us; any inability to accurately estimate future levels of rental activity and adjust the size and mix of our fleet accordingly; any inability to purchase adequate supplies of competitively priced equipment or to collect on amounts owed by customers; our equipment rental fleet is subject to residual value risk upon disposition; we may not be successful implementing our strategy of further reducing operating costs and our cost reduction initiatives may have adverse consequences; we may be unable to protect our trade secrets and other intellectual property rights; we may fail to respond adequately to changes in technology and customer demands; our business is heavily reliant upon communications networks and centralized information technology systems and the concentration of our systems creates risks for us; failure to maintain, upgrade and consolidate our information technology networks could adversely affect us; the misuse or theft of information we possess, including as a result of cyber security breaches, could harm our brand, reputation or competitive position; we may face issues with our union employees; we are exposed to a variety of claims and losses arising from our operations, and our insurance may not cover all or any portion of such claims; environmental, health and safety laws and regulations could adversely affect us; and decreases in government spending may have an adverse effect on us;  Risks related to our substantial indebtedness, such as: our substantial level of indebtedness could materially adversely affect our financial condition and ability to raise additional capital to fund our operations, limit our ability to react to changes in the economy or our industry or materially adversely affect our results of operations, cash flows, liquidity and ability to compete; the secured nature of our indebtedness, which is secured by substantially all of our consolidated assets, could materially adversely affect our business and holders of our debt and equity; an increase in interest rates or in our borrowing margin would increase the cost of servicing our debt and could reduce our profitability; and any additional debt we incur could further exacerbate these risks;  Risks related to the securities market and ownership of our stock, including that: an active trading market for our common stock may not be sustained and the market price of our common stock may fluctuate significantly; our accounting and other management systems and resources may not be adequately prepared to meet the ongoing reporting and corporate governance requirements; the market price of our common stock could decline as a result of the sale or distribution of a large number of shares of our common stock or the perception that a sale or distribution could occur; and provisions of our governing documents could discourage potential acquisition proposals and could deter or prevent a change in control; and  Other risks and uncertainties set forth in the Second Quarter Form 10-Q and in our other filings with the Securities and Exchange Commission. All forward-looking statements are expressly qualified in their entirety by such cautionary statements. We do not undertake any obligation to release publicly any update or revision to any of the forward-looking statements. 5NYSE: HRI

Reconciliation to GAAP In addition to results calculated according to accounting principles generally accepted in the United States (“GAAP”), the Company has provided certain information in this release which is not calculated according to GAAP (“non-GAAP”), such as Adjusted EBITDA, net revenue earning equipment expenditures and free cash flow. Management uses these non-GAAP measures to evaluate operating performance and period-over-period performance of our core business without regard to potential distortions, and believes that investors will likewise find these non-GAAP measures useful in evaluating the Company’s performance. These measures are frequently used by security analysts, institutional investors and other interested parties in the evaluation of companies in our industry. Non-GAAP measures should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP and, as calculated, may not be comparable to similarly titled measures of other companies. For the definitions of these terms, further information about management’s use of these measures as well as a reconciliation of these non-GAAP measures to the most comparable GAAP financial measures, please see the Appendix to this presentation. Herc Holdings does not provide forward-looking guidance for certain financial measures on a GAAP basis or a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP reported financial measures on a forward-looking basis because it is unable to predict certain items contained in the GAAP measures without unreasonable efforts. Certain items that impact net income (loss) cannot be predicted with reasonable certainty, such as restructuring and restructuring related charges, special tax items, borrowing levels (which affect interest expense), gains and losses from asset sales, the ultimate outcome of pending litigation and spin-related costs. 6NYSE: HRI

We aspire to be the supplier, employer and investment of choice in our industry. Q3 2016 First Quarter as a Stand-Alone Public Company • First quarter as a stand-alone public company since we separated from Hertz • Began trading on the NYSE on July 1 under the symbol “HRI” • Branch locations rebranding to Herc Rentals to be substantially complete by the end of November • Successfully running the business as an independent company 7NYSE: HRI

Financial Highlights 8 Q3 2016 Equipment Rental Revenue • Reported $360.3 million in the quarter • Excluding operations in France & Spain and impact of foreign currency translation1:  + 7.2% YoY in key markets2, which represented 84% of total  + 1.4% YoY overall Q3 2016 Pricing  + 1.8% YoY in key markets2  + 0.5% YoY overall Affirmed Full Year 2016 Guidance3 • Adjusted EBITDA: $520 million to $560 million • Net Fleet Capital Expenditures4: $375 million to $400 million NYSE: HRI 1 For a reconciliation the most comparable GAAP financial measure, see the Appendix beginning on slide 23. 2 Key markets refer to markets we currently serve outside of upstream oil and gas markets. 3 Herc Holdings does not provide forward-looking guidance for certain financial measures on a GAAP basis or a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP reported financial measures on a forward-looking basis because it is unable to predict certain items contained in the GAAP measures without unreasonable efforts. Certain items that impact net income (loss) cannot be predicted with reasonable certainty, such as restructuring and restructuring related charges, special tax items, borrowing levels (which affect interest expense), gains and losses from asset sales, the ultimate outcome of pending litigation and spin-related costs. 4 For the calculation of net fleet capital expenditures for the nine months ended September 30, 2016, see the Appendix beginning on slide 23.

On the Path Forward 9NYSE: HRI • Herc Holdings began trading on the NYSE on July 1, 2016 Herc Holdings Spin Expand and Diversify Revenues Improve Operating Efficiencies Enhance Customer Experience On the Path Forward • Broaden customer base • Expand products and services • Increase density • Grow ancillary revenues • Improve vendor management and fleet availability • Drive operating performance through mix and volume • Focus on safety and labor productivity • Provide premium products and services • Introduce innovative technology solutions

Expand and Diversify Revenues  Expanded sales force and optimized sales territories  Shifted focus to core premium brands and ProSolutions™ and Pro Contractor™ equipment  Increased local rental revenue to 54% of total as we focused on improving branch density in urban markets  Increased ancillary revenue 18% YoY 10NYSE: HRI Local 54% National Accounts 46% Q3 ’16 1 • Broaden customer base • Expand products and services • Increase density • Grow ancillary revenues Q3 Key Accomplishments 1 North America.

Improve Operating Efficiencies  Reduced FUR to 13.0% in September 2016 compared to 13.8% in the prior year  Implemented CRM system (Salesforce.com) to expand and share best practices and enhance salesforce effectiveness  Progressed implementation of operating model throughout the entire organization  Continued to improve safety performance and enhance safety culture 11NYSE: HRI • Improve vendor management and fleet availability • Drive operating performance through mix and volume • Focus on safety and labor productivity 14.7% 12.8% 12.4% 12.2% 12.7% 13.0% 13.7% 12.8% 13.0% 15.0% 14.4% 14.9% 15.7% 15.6% 15.1% 13.8% 13.9% 13.8% 13.7% 15.1% 15.9% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2015 & 2016 FUR – North America 2016 2015 Q3 Key Accomplishments

Enhance Customer Experience  Grew ProSolutions services such as Climate Control and Restoration and Remediation  Renovated branches to showcase ProContractor Tools  Enhanced ProControl™ telematics for year end rollout  Continued upgrades in mobile app and new website, which were introduced on July 1, enhancing customer efficiency and effectiveness 12NYSE: HRI • Provide premium products and services • Introduce innovative technology solutions Q3 Key Accomplishments

Industry Outlook Highlights Positive market growth and further penetration of rental solutions expected to continue 1 The American Institute of Architects (AIA). 2 IHS Global Insight as of October 2016, excludes Party & Event data. 3 Dodge Analytics. 4 Industrial information resources. $36$38$38 $31$32 $35 $38 $41 $44 $47$49 $51$53 $55$58 06 07 08 09 10 11 12 13 14 15 16E17E 18E 19E 20E ($ in billions) N.A. Equipment Rental Market 2 13NYSE: HRI as of October 2016 Non-Residential Starts 3 Architecture Billings Index 1 Industrial Spending 4 $302.6 $304.6 2015 2016E J a n -9 6 J a n -0 0 J a n -0 4 J a n- 0 8 J a n -1 2 J a n -1 6 50 $217 $224 $242 $265 2015 2016E 2017E 2018E ($ in millions) Sep 48.4 as of October 2016 as of October 2016 as of October 2016 ($ in millions) • Key industry metrics, although moderating, continue to be positive – non-res construction projects being extended • ARA forecasts North American equipment rental growth of 4.2% through 2020 • Our focus on “square footage under roof” in major urban markets will diversify customers and reduce exposure to market volatility • Continuing migration from ownership to rental will fuel growth

Financial Overview 14

Q3 and YTD 2016 GAAP Summary 15NYSE: HRI $ in millions, except EPS Three months ended September 30, Nine months ended September 30, 2016 2015 2016 2015 Equipment rental revenues $ 360.3 $ 373.2 $ 996.0 $ 1,052.5 Total revenue 403.6 431.8 1,149.6 1,255.8 Net income (loss) 3.0 20.8 (6.5) 33.1 Diluted earnings (loss) per share 0.11 0.69 (0.23) 1.09 Adjusted EBITDA1 $ 152.1 $ 160.1 $ 390.5 $ 436.8 1 For a reconciliation to the most comparable GAAP financial measure, see the Appendix beginning on slide 23.

Q3 and YTD 2016 Equipment Rental Revenues 16 Q3 Equipment Rental Revenue $ in millions YTD Equipment Rental Revenue  Equipment rental revenue increased +7.2% in key markets, excluding divestitures and currency  ProSolutions and ProContractor are gaining traction  Pricing increased 1.8% YoY in key markets and 0.5% overall  Equipment rental revenue increased +8.9% in key markets, excluding divestitures and currency  Key markets represented 83% of rental revenue  Rate of oil and gas declines diminishing as comparable periods are lapped Q3 Equipment Rental Revenue Bridge YTD Equipment Rental Revenue Bridge NYSE: HRI Q3 Summary YTD Summary $360.3 $373.2 220 240 260 280 300 320 340 360 380 2015 2016 $ 360.3 $17.9 $15.6 $20.6$373.2 220 240 260 280 300 320 340 360 380 2015 France & Spain and currency translation Key markets Oil and gas 2016 $996.0 $59.3 $64.9 $67.7$1,052.5 600 650 700 750 800 850 900 950 1,000 1,050 1,100 2015 France & Spain and currency translation Key markets Oil and gas 2016 $996.0 $1,052.5 600 700 800 900 1,000 1,100 2015 2016

17NYSE: HRI  Used equipment sales declined YoY due to lower amount of fleet ready for disposal  New equipment sales were also lower due to focus on higher margin rental activities rather than sales Q3 Total Revenues Q3 Total Revenue Bridge YTD Total Revenues YTD Total Revenue Bridge $ in millions Q3 and YTD Summary $403.6 $19.7 $4.6 $8.9 $5.0 $431.8 300 320 340 360 380 400 420 440 2015 France & Spain and currency translation Equipment rental revenue Sales of revenue earning equipment Sales of new equipment and other 2016 Q3 and YTD 2016 Total Revenues $403.6 $431.8 300 320 340 360 380 400 420 440 460 2015 2016 $1,149.6 $67.5 $26.2 $15.3 $2.8 $1,255.8 800 850 900 950 1,000 1,050 1,100 1,150 1,200 1,250 1,300 2015 France & Spain and currency translation Equipment rental revenue Sales of revenue earning equipment Sales of new equipment and other 2016 $1,149.6 $1,255.8 800 900 1,000 1,100 1,200 1,300 2015 2016

18NYSE: HRI Q3 Adjusted EBITDA YTD Adjusted EBITDA $ in millions Q3 Adjusted EBITDA Bridge YTD Adjusted EBITDA Bridge $152.1 $5.3 $3.5 $5.4 $6.2 $160.1 120 125 130 135 140 145 150 155 160 165 2015 France & Spain and currency translation Loss on sales of revenue earning equipment Key markets Oil and gas 2016 $152.1 $160.1 120 125 130 135 140 145 150 155 160 165 2015 2016 $390.5 $16.1 $27.3 $24.7 $21.8 $436.8 280 300 320 340 360 380 400 420 440 2015 France & Spain and currency translation Loss on sales of revenue earning equipment Key markets Oil and gas 2016 $390.5 $436.8 280 300 320 340 360 380 400 420 440 2015 2016  Gains in key markets more than offset declines from upstream oil and gas markets Q3 Summary Q3 and YTD 2016 Adjusted EBITDA1 1 For a reconciliation to the most comparable GAAP financial measure, see the Appendix beginning on slide 23.  Losses on equipment sales primarily occurred in first half YTD Summary

19NYSE: HRI Q3 Net Income YTD Net Income $ in millions Q3 Net Income Bridge YTD Net Income Bridge  Increase in spin-off costs: IT and professional expenses related to the spin transaction  First full quarter of interest expense on Company’s debt on a stand-alone basis Q3 and YTD Summary Q3 and YTD 2016 Net Income $3.0 $3.5 $6.8 $24.5 $2.1 $11.0 $3.9 $20.8 (1) 4 9 14 19 24 29 34 39 2015 France & Spain and currency translation Tax expense Other Loss on sales of REE Spin-off costs Interest expense 2016 $(6.5) $27.3 $18.0 $28.8 $8.3 $19.7 $6.5 $33.1 (15) (5) 5 15 25 35 45 55 65 2015 France & Spain and currency translation Tax expense Other Loss on sales of REE Spin-off costs Interest expense 2016 $(6.5) $33.1 (15) (5) 5 15 25 35 45 55 65 75 2015 2016 $3.0 $20.8 (1) 4 9 14 19 24 29 34 39 2015 2016 1 1 1 1 1 Interest expense and losses attributable to France & Spain are included in the category labeled “France & Spain and currency translation.” 1 1

Capital Expenditures - Fleet 20 Average fleet original equipment cost (OEC). NYSE: HRI  Continued to add core premium brands, ProSolutions™ and ProContractor™ equipment to improve our fleet and customer mix and $ Utilization  Rental equipment at original equipment cost (OEC) 2 was $3.62 billion as of September 30, 2016  $ Utilization improved 190 basis points from the second quarter to 35.4% in the third quarter • Average rental equipment at OEC2 for the three months ended September 30, 2016 grew 4.4% versus the same period prior year, excluding divestitures 2016 2015 $ Variance Total revenue earning equipment expenditures $ 444.8 $ 539.0 $ (94.2) Revenue earning equipment disposals $ (84.4) $ (117.1) $ 32.7 Net Fleet Capital Expenditures1 $ 360.4 $ 421.9 $ (61.5) Nine months ended September 30,$ in millions 1. For a complete calculation of net fleet capital expenditures, see the Appendix beginning on slide 23. 2. ARA methodology.

Debt and Liquidity 21 Debt Ample Liquidity $ in millions, as of 9/30/16 $852.0 $610.0 $625.0 '16 '17 '18 '19 '20 '21 '22 '23 '24 Total Liquidity $ 927.0 Cash and Cash Equivalents 51.9 ABL Availability 875.1 Facility 1,750.0 Outstanding (852.0) Letters of Credit (22.9) ABL Credit Facility Senior Secured Second Priority Notes Capital Leases $74.4  Stable debt with long dated maturities provide financial flexibility  Total gross debt of $2.16 billion as of September 30, 2016, relatively flat with June 30, 2016  Maintained ample liquidity during the quarter - $927.0 million as of September 30, 2016 NYSE: HRI

In Summary • Gained traction in new products • Accelerated branch performance in urban markets • Improved operating efficiencies • Improved sales force effectiveness through training and productivity tools • Achieved growth in ancillary revenues • Safety is our #1 priority throughout the organization 22NYSE: HRI

Appendix 23

Glossary of Terms Commonly Used in the Industry 24NYSE: HRI OEC: Original Equipment Cost; the cost of the asset at the time it was first purchased including additional capitalized refurbishment costs (with the basis of refurbished assets reset at the refurbishment date). 1 Fleet Age: The OEC weighted age of the entire fleet. 2 Net Fleet Capital Expenditures: Capital expenditures of revenue earning equipment minus the proceeds from disposal of revenue earning equipment. 3 Dollar Utilization ($ Ute): Dollar utilization means revenue derived from the rental of equipment divided by the OEC of the equipment. 4 Pricing: Change in pure pricing achieved in one period versus another period. This is applied both to year-over-year and sequential comparisons. Rental rates are calculated based on the category class rate variance achieved either year-over-year or sequentially for any fleet that qualifies for the fleet base and weighted by the prior year revenue mix. 5 FUR: Fleet unavailable for rent. 6

Reconciliation of Net Income to EBITDA and Adjusted EBITDA 25NYSE: HRI EBITDA and Adjusted EBITDA are not recognized terms under GAAP and should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP. Further, since all companies do not use identical calculations, our definition and presentation of these measures may not be comparable to similarly titled measures reported by other companies. EBITDA and Adjusted EBITDA - EBITDA represents the sum of net income (loss), provision for income taxes, interest expense, net, depreciation of revenue earning equipment and non-rental depreciation and amortization. Adjusted EBITDA represents EBITDA plus the sum of merger and acquisition related costs, restructuring and restructuring related charges, spin-off costs, non-cash stock based compensation charges, loss on extinguishment of debt, and impairment charges. Management uses EBITDA and Adjusted EBITDA to evaluate operating performance and period- over-period performance of our core business without regard to potential distortions, and believes that investors will likewise find these non-GAAP measures useful in evaluating the Company’s performance. These measures are frequently used by security analysts, institutional investors and other interested parties in the evaluation of companies in our industry. However, EBITDA and Adjusted EBITDA do not purport to be alternatives to net earnings as an indicator of operating performance. Additionally, neither measure purports to be an alternative to cash flows from operating activities as a measure of liquidity, as they do not consider certain cash requirements such as interest payments and tax payments.

Reconciliation of Net Income to EBITDA and Adjusted EBITDA 26 $ in millions Three months ended September 30, Nine months ended September 30, 2016 2015 2016 2015 Net income (loss) $ 3.0 $ 20.8 $ (6.5) $ 33.1 Provision for income taxes 3.7 14.7 9.0 28.7 Interest expense, net 32.3 9.3 52.1 27.8 Depreciation of revenue earning equipment 89.1 87.9 255.1 257.6 Non-rental depreciation and amortization 11.8 20.2 32.9 58.1 EBITDA 139.9 152.9 342.6 405.3 Restructuring charges 0.1 2.5 3.5 3.5 Restructuring related charges 1 0.2 (0.1) 2.9 6.6 Spin-off costs 10.8 4.0 37.7 19.7 Non-cash stock-based compensation charges 1.1 1.4 3.8 2.3 Other ¯ (0.6) ¯ (0.6) Adjusted EBITDA $ 152.1 $ 160.1 $ 390.5 $ 436.8 Total Revenue $ 403.6 $ 431.8 $ 1,149.6 $ 1,255,8 Adjusted EBITDA 152.1 160.1 390.5 436.8 Adjusted EBITDA Margin 37.7% 37.1% 34.0% 34.8% NYSE: HRI 1 Represents incremental costs incurred directly supporting restructuring initiatives.

27 Nine months ended September 30, 2016 Actual Sale of France and Spain Foreign Currency Translation Nine months ended September 30, 2016 Adjusted Total revenues $ 1,149.6 $ 0 $ 7.6 $ 1,157.2 Equipment rental revenue 996.0 0 6.2 1,002.2 Reconciliation to Adjust for Divestitures and Foreign Currency Translation NYSE: HRI Nine months ended September 30, 2015 Actual Sale of France and Spain Foreign Currency Translation Nine months ended September 30, 2015 Adjusted Total revenues $ 1,255.8 $ (59.9) $ 0 $ 1,195.9 Equipment rental revenue 1,052.5 (53.1) 0 999.4 $ in millions Three months ended September 30, 2016 Actual Sale of France and Spain Foreign Currency Translation Three months ended September 30, 2016 Adjusted Total revenues $ 403.6 $ 0 $ 0.3 $ 403.9 Equipment rental revenue 360.3 0 0.3 360.6 Three months ended September 30, 2015 Actual Sale of France and Spain Foreign Currency Translation Three months ended September 30, 2015 Adjusted Total revenues $ 431.8 $ (19.4) $ 0 $ 412.4 Equipment rental revenue 373.2 (17.6) 0 355.6 $ in millions $ in millions $ in millions $ in millions

Net Revenue Earning Equipment Expenditures 28 $ in millions Nine months ended September 30, 2016 2015 Expenditures: Revenue earning equipment expenditures (cash flow basis) $ 325.7 $ 537.8 Purchases of revenue earning equipment in accounts payable-equipment 119.1 1.2 Total revenue earning equipment expenditures 444.8 539.0 Disposals: Disposals of revenue earning equipment (cash flow basis) (99.0) (126.8) Net reduction of accounts receivable-equipment balances during the period 14.6 9.7 Revenue earning equipment disposals (84.4) (117.1) Net revenue earning equipment expenditures $ 360.4 $ 421.9 NYSE: HRI

Free Cash Flow Reconciliation 29 $ in millions Nine months ended September 30, 2016 Net cash provided by operating activities $ 370.9 Revenue earning equipment expenditures (325.7) Proceeds from disposal of revenue earning equipment 99.0 Property and equipment expenditures (29.2) Proceeds from disposal of property and equipment 4.1 Other investing activities 11.3 Free Cash Flow $ 130.4 NYSE: HRI

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